UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2026

Beyond Air, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38892	47-3812456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Stewart Avenue, Suite 301

Garden City, NY 11530

(Address of Principal Executive Offices and Zip Code)

(516) 665-8200

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	XAIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 28, 2026, Beyond Air, Inc. (the “Company”) received a decision letter from the Nasdaq Hearings Panel (the “Panel”) granting the Company’s request for continued listing on The Nasdaq Stock Market LLC (“Nasdaq”), subject to certain conditions. The Panel’s decision was issued following a hearing held on May 14, 2026, at which the Company presented its compliance plan to address its non-compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”).

Pursuant to the Panel’s decision, the Company must demonstrate compliance with the Bid Price Rule on or before July 31, 2026. In addition, pursuant to Nasdaq Listing Rule 5815(d)(4)(A), the Company will be subject to a Discretionary Panel Monitor for a period of one year from the date the Company regains compliance with the Bid Price Rule. If the Panel or Nasdaq’s Listing Qualifications Department (the “Listing Qualifications Department”) determines that the Company fails any listing standard during the one-year monitoring period, then the Company will not be permitted to provide a plan of compliance with respect to any deficiency that arises during the one-year monitoring period. Rather, the Listing Qualifications Department will promptly issue a written determination to delist the Company’s securities (the “Staff Delisting Determination”). If the Company does not request review of the Staff Delisting Determination then the Company’s common stock will be suspended as described in the Staff Delisting Determination.

On June 1, 2026, the Company issued a press release announcing the Panel’s decision regarding its continued listing on Nasdaq. A copy of the press release is attached and incorporated by reference herein as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Beyond Air, Inc. Press Release, dated June 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND AIR, Inc.

Date: June 1, 2026	By:	/s/ Daniel Moorhead
	Name:	Daniel Moorhead
	Title:	Chief Financial Officer